UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short and Long Term Incentive Programs
On March 6, 2018, the Committee approved the Company's 2018 Long-Term Incentive Program (the "2018 LTI Program") and the 2018 Annual Incentive Plan (the "2018 AIP"), in which the Company's officers participate.
2018 LTI Program
The 2018 LTI Program consists of performance share awards (50%), non-qualified stock options (25%) and restricted stock (25%). All awards under the 2018 LTI Program were granted on March 6, 2018, and are governed by the Company's 2017 Equity Incentive Plan.
The performance period for the performance shares is the three year period 2018 through 2020. Participants may earn between 0% and 200% of the performance shares awarded under the 2018 LTI Program by meeting or exceeding the Return on Invested Capital (“ROIC”) and Operating Ratio (“OR”) performance criteria set for the 2018 LTI Program. The Committee set three-year performance goals for the 2018 LTI Program on March 6, 2018.
The payout percentage based on the ROIC and OR performance metrics is then subject to adjustment up or down based on a comparison of the average of the Company’s annual revenue growth during the performance period against the average of the annual growth rate of the other North American Class 1 railroads. For purposes of determining revenue growth for the Company and for all other North American Class I railroads, revenue includes (a) total revenue for the most recently reported twelve-month period, including fuel surcharge revenue, (b) adjustments for foreign exchange impacts as disclosed in publicly available information, and (c) adjustments for business combinations, acquisitions or dispositions as disclosed in publicly available information.
Performance shares earned under the 2018 LTI Program become vested and will be paid out on the later of (i) February 26, 2021, or (ii) the date the Compensation Committee certifies the performance results.
The performance metrics for the performance shares awarded under the 2018 LTI Program are ROIC and consolidated OR, weighted 75% and 25%, respectively. ROIC is defined as the quotient of the Company's net operating profit after taxes ("NOPAT") for the applicable performance period divided by the Company's invested capital where (i) NOPAT is the sum of the Company's net income, interest expense and interest on the present value of the Company's operating leases (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of (a) adjustments included in Adjusted Diluted Earnings Per Share as reported by the Company,  (b) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2018 long range plan, (c) impacts to fuel surcharge revenue, fuel expense and Mexican fuel excise tax credit for changes in fuel-related indices from the indices assumed in the Company’s 2018 long range plan, (d) changes in statutory income tax rates and laws enacted after January 1, 2018 on the Company’s income tax expense  (e) business combinations or acquisitions, (f) changes in accounting principles, and (g) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee; and (ii) invested capital is the sum of the Company's average equity balance, average debt balance (reduced by the average cash balance) and the present value of the Company's operating leases, with further adjustments to eliminate the average invested capital impacts of (a) changes in accounting principles, (b) business combinations or acquisitions, and (c) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee.
Under the 2018 LTI Program, OR is defined as the Company's Adjusted Operating Ratio as reported in the Company’s earnings releases, with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2018 long range plan, (b) impacts to fuel surcharge revenue, fuel expense and Mexican fuel excise tax credit for changes in fuel-related indices from the indices assumed in the Company’s 2018 long range plan, (c) business combinations or acquisitions, (d) changes in accounting principles, and (e) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee.
The shares of restricted stock awarded under the 2018 LTI Program vest on February 26, 2021.
The non-qualified stock options become vested and exercisable in equal installments on March 6, 2019, March 6, 2020 and March 6, 2021, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company's common stock on the date of grant.

The above description is qualified in its entirety by the form of 2018 LTI Program award agreements attached to this Current Report on Form 8-K as Exhibits 10.1 (for awards of options, restricted stock and performance shares) and 10.2 (for awards of restricted stock).
2018 AIP
The Committee amended and restated the Kansas City Southern Annual Incentive Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3.
The 2018 AIP is payable in cash following certification by the Committee that the 2018 annual performance target is met. The performance target for the 2018 AIP is based on achieving an OR and operating cash flow ("OCF") within a specified range. OR and OCF are weighted equally in the 2018 AIP. The definition of OR for purposes of the 2018 AIP is identical to the definition of OR in the 2018 LTI Program. OCF is defined as the Company's Adjusted Operating Income before depreciation and amortization and after accrued capital expenditures (all preceding items as reported in the Company’s earnings releases and related materials), with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2018 long range plan, (b) impacts to fuel surcharge revenue, fuel expense and Mexican fuel excise tax credit for changes in fuel-related indices from the indices assumed in the Company’s 2018 long range plan, (c) business combinations or acquisitions, (d) changes in accounting principles, and (e) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee.  The payout is then subject to adjustment based on the Company’s revenue growth compared to the other North American Class I railroads. The calculation of revenue for the 2018 AIP and 2018 LTI Program are the same.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement under the Kansas City Southern 2017 Equity Incentive Plan for the 2018 Long-Term Incentive Program

10.2	Form of Restricted Share Award Agreement (Standard Form) under the Kansas City Southern 2017 Equity Incentive Plan

10.3	Kansas City Southern Annual Incentive Plan, as amended and restated March 6, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: March 12, 2018

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement under the Kansas City Southern 2017 Equity Incentive Plan for the 2018 Long-Term Incentive Program

10.2	Form of Restricted Share Award Agreement (Standard Form) under the Kansas City Southern 2017 Equity Incentive Plan

10.3	Kansas City Southern Annual Incentive Plan, as amended and restated March 6, 2018